                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                       __________________________________

                                    FORM 8-K


                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): January 9, 1996


                       WESTINGHOUSE ELECTRIC CORPORATION
                       ---------------------------------
                          (Exact name of registrant as
                           specified in its charter)


       Pennsylvania                   1-977                       25-0877540
--------------------------       ----------------                -------------
 (State or other juris-          (Commission File                (IRS Employer
 diction of incorporation)           Number)                     Identification
                                                                 Number)


Westinghouse Bldg.; 11 Stanwix St., Pittsburgh, PA.                15222-1384
---------------------------------------------------               -------------
  (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:              (412) 244-2000
                                                                 --------------

                               Page 1 of 116 Pages
                            Exhibit Index on Page 4
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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

        (c)     Exhibits

        A Rights Agreement by and between Westinghouse Electric Corporation and First Chicago Trust Company of New York dated December 28, 1995 is filed as
Exhibit 99 to this Report.


                          Page 2 of 116 Pages

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WESTINGHOUSE ELECTRIC CORPORATION
                                                  (Registrant)


                                        By: /s/ Fredric G. Reynolds
                                           ------------------------
                                           Fredric G. Reynolds
                                           Executive Vice President and
                                           Chief Financial Officer


 Date:  January 9, 1996


                           Page 3 of 116 Pages

                                 EXHIBIT INDEX


Exhibit No.             Description                     Sequential Page No.
   99                Rights Agreement by and                     5
                     between Westinghouse
                     Electric Corporation
                     and First Chicago Trust
                     Company of New York
                     dated December 28, 1995.


                         Page 4 of 116 Pages